UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 8, 2006

UNITED FUEL & ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-68008	91-2037688
(Commission File Number)	(IRS Employer Identification No.)

405 N. Marienfeld, 3rd Floor, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

(432) 571-8049
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 8, 2006, we issued a press release to announce our revised estimated financial results for the year ended December 31, 2005 and guidance for 2006. The press release is contained in Exhibit 99.1 and is incorporated herein by reference.

We are also filing a slide show presentation which Chuck McArthur, our Chief Executive Officer and President, intends to use during a presentation at the Independent Petroleum Association of America (IPAA) 2006 Oil & Gas Investment Symposium for small cap companies on Thursday, February 9, 2006. The presentation, which is to be simultaneously webcast pursuant to advance public notification made by press release issued February 3, 2006, will be accompanied by a slide presentation, which will be available in hard copy. The slide show, which contains certain information relating to our results of operations and financial condition is contained in Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD Disclosure.

As described under Item 2.02 above, Chuck McArthur, our Chief Executive Officer and President, will give a presentation at the Independent Petroleum Association of America (IPAA) 2006 Oil & Gas Investment Symposium for small cap companies on Thursday, February 9, 2006. Certain of the slides used in the presentation contain information about our company which has not previously been released. The description of the slide show presentation in Item 2.02 above and Exhibit 99.2 are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press release dated February 8, 2006

99.2*	Slide show containing certain information relating to the United Fuel & Energy Corporation’s results of operations and financial condition and certain other information

* Furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FUEL & ENERGY CORPORATION

Date: February 9, 2006	By:	/s/ Bobby W. Page
Bobby W. Page
Vice-President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press release dated February 8, 2006

99.2*	Slide show containing certain information relating to the United Fuel & Energy Corporation’s results of operations and financial condition and certain other information